UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2010

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky	001-33998	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On September 28 and 29, 2010, Churchill Downs Incorporated (the “Company”) provided notices to 36 employees that their employment will likely be terminated effective on or around December 3, 2010. The Company also informed 23 other employees that their employment will likely be terminated between December 31, 2010 and January 31, 2011, and informed 5 employees that their employment will likely be terminated during the period of 3 to 12 months after December 31, 2010. Certain of these employees have already received or may yet receive offers to relocate to another division of the Company at one of the Company’s other facilities.

These employee separations were prompted by the identification of redundancies in the Company’s Online Business as a result of the Company’s merger with Youbet.com, Inc. (“Youbet”), which was completed on June 2, 2010, and this action is one of the Company’s undertakings to achieve the $12 million in anticipated annualized cost synergies in connection with the Company’s acquisition and integration of Youbet, as previously disclosed. The Company expects to incur a total of $1.1 million to $1.2 million in severance and other benefits costs in connection with the termination of the employees. These severance and other benefits costs will be recognized either during the third quarter of 2010 or ratably over a future service period, which is expected to be between 6 and 15 months, in accordance with the length of service expected to be required for each individual employee. The Company may also incur future costs including, but not limited to, costs resulting from the termination of contracts. The Company is unable to estimate the total amount or range of such costs at this time. The actual amount of costs that the Company incurs may differ from the estimate provided in this Current Report on Form 8-K.

Information set forth in this Current Report on Form 8-K contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Current Report on Form 8-K are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in the Company’s accounting policies or practices; the financial performance of the Company’s racing operations; the impact of gaming competition (including lotteries, on-line gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which the Company operates; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with the Company’s racetracks, costs associated with the Company’s efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Florida, Illinois or Louisiana law that impact revenues of racing operations in those states; the presence of wagering facilities of Indiana racetracks near the Company’s operations; the Company’s continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; the Company’s continued ability to grow its share of the interstate simulcast market and obtain the consents of horsemens’ groups to interstate simulcasting; the Company’s ability to execute its acquisition strategy and to complete or successfully operate planned expansion projects; the Company’s ability to successfully complete any divestiture transaction; market reaction to the Company’s expansion projects; the loss of the Company’s totalisator companies or their inability to provide the Company assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; the Company’s accountability for environmental contamination; the loss of key personnel; the impact of natural and other disasters on the Company’s operations and its ability to adjust the casualty losses through its property and business interruption insurance coverage; the Company’s ability to integrate Youbet and other businesses the Company acquires, including the Company’s ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; the Company’s ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of the Company’s stock price.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

October 4, 2010	By:	/s/ Rebecca C. Reed
Rebecca C. Reed
Senior Vice President and Secretary